EXHIBIT 10.8

CERTAIN IDENTIFIED INFORMATION MARKED BY [*] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED

Supplemental Agreement No. 22

to

Purchase Agreement No. 03791

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

THIS SUPPLEMENTAL AGREEMENT is entered into as of March 4, 2019 (Supplemental Agreement No. 22) by and between THE BOEING COMPANY (Boeing) and AIR LEASE CORPORATION (Customer).

WHEREAS, Boeing and Customer have entered into Purchase Agreement No. 03791 dated as of July 3, 2012 as amended and supplemented (Purchase Agreement) relating to the purchase and sale of Model 737-8 and 737-9 Aircraft; and

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to reflect the identification of [*] as the lessee for three (3) [*]; and

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to [*]; and

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to [*]; and

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to reflect the mutual agreement to [*]; and

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to reflect the [*]; and

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to reflect the [*].

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

HAZ-PA-03791	1	SA-22
BOEING PROPRIETARY

1.          TABLE OF CONTENTS.

The Table of Contents is deleted in its entirety and replaced by a new Table of Contents, provided as Enclosure 1, and incorporated into the Purchase Agreement.   The new Table of Contents reflects the revisions set forth in this Supplemental Agreement No. 22.

2.          TABLES.

a.        Table 1A is deleted in its entirety, replaced by a revised Table 1A provided hereto as Enclosure 2 and is incorporated into the Purchase Agreement by this reference. This new Table 1A reflects each relevant [*].

b.        Table 1B is deleted in its entirety, replaced by a revised Table 1B provided hereto as Enclosure 3 and is incorporated into the Purchase Agreement by this reference. This new Table 1B reflects each relevant [*].

c.        Table 1C is deleted in its entirety, replaced by a revised Table 1C provided hereto as Enclosure 4 and is incorporated into the Purchase Agreement by this reference. This new Table 1C reflects the relevant [*].

d.        Table 1D is deleted in its entirety, replaced by a revised Table 1D provided hereto as Enclosure 5 and is incorporated into the Purchase Agreement by this reference. This new Table 1D reflects each relevant [*].

3.          MISCELLANEOUS.

3.1        Boeing and Customer mutually agree to [*] described in Article 10, “Miscellaneous”, of Supplemental Agreement No. 18.

3.2        All terms used but not defined in this Supplemental Agreement No. 22 will have the same meaning as the Purchase Agreement.

3.3        The Purchase Agreement will be deemed to be amended to the extent herein provided and as so amended will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		AIR LEASE CORPORATION

By:	/s/ Michael Lombardi	By:	/s/ Grant Levy

Its:	Attorney‑In‑Fact	Its:	Executive Vice President

Attachments

HAZ-PA-03791	2	SA-22
BOEING PROPRIETARY

Enclosure 1

ARTICLES		SA No.
Article 1.	Quantity, Model and Description	SA-4
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLES
1A	737-8 Block A Aircraft Information Table [*]	SA-22
1B	737-9 Block B Aircraft Information Table [*]	SA-22
1C	737-8 Block C Aircraft Information Table [*]	SA-22
1D	737-8 Block D Aircraft Information Table [*]	SA-22
1E	737-8 Block E Aircraft Information Table [*]	SA-14
1F	737-7 Block F Aircraft Information Table [*]	SA-14
1G	737-8 Block G Aircraft Information Table [*]	SA-18
1H1	737-8 Block H1 Aircraft Information Table [*]	SA-18
1H2	737-8 Block H2 Aircraft Information Table [*]	SA-18
1H3	737-8 Block H3 Aircraft Information Table [*]	SA-18
1H4	737-8 Block H4 Aircraft Information Table [*]	SA-18
1H5	737-8 Block H5 Aircraft Information Table [*]	SA-18

EXHIBITS
A1	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A2	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A3	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A4	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A5	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A6	HAZ/[*] 737-9 Aircraft Configuration	SA-19
A7	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A8	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21

HAZ-PA-03791	i	SA-22
BOEING PROPRIETARY

Enclosure 1

A9	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A10	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A11	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A12	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A13	HAZ/[*] 737-9 Aircraft Configuration [*]	SA-21
A14	HAZ/[*] 737-9 Aircraft Configuration [*]	SA-21
A15	HAZ 737-8 Baseline Aircraft Configuration [*]	SA-21
A16	HAZ 737-9 Baseline Aircraft Configuration [*]	SA-21
B	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1	Escalation Adjustment - Airframe and Optional Features
BFE1	BFE Variables	SA-9
CS1	Customer Support Variables
EE1	[*], Engine Warranty and Patent Indemnity
SLP1	Service Life Policy Components

LETTER AGREEMENTS		SA No.
LA-1208077	AGTA Matters
LA-1208078R6	Advance Payment Matters	SA-18
LA-1208079R2	[*]	SA-18
LA-1208080	Assignment of Customer’s Interest to a Subsidiary or Affiliate
LA-1208081	Other Matters
LA-1208082	Demonstration Flight Waiver
LA-1208083R4	[*]	SA-17
LA-1208084	Leasing Matters
LA-1208085	Liquidated Damages for Non-Excusable Delay
LA-1208086	Loading of Customer Software
LA-1208087R1	Open Matters for 737-8 and 737-9 Aircraft	SA-4
LA-1208088	Performance Matters

HAZ-PA-03791	ii	SA-22
BOEING PROPRIETARY

Enclosure 1

LETTER AGREEMENTS		SA No.
~~LA-1208089R1~~	[*]	SA-4

LA-1208090R8	Special Matters for 737-8 and 737-9 Aircraft	SA-18
LA-1208091	AGTA Term Revisions for 737-8 and 737-9 Aircraft
LA-1208092	[*]
LA-1208958	[*]
~~LA-1208963~~	[*]	SA-4

LA-1209052	[*]
~~LA-1300032~~	[*]	SA-4

~~LA-1400773~~	[*]	SA-4

~~LA-1401489~~	[*]	SA-4

LA-1701519	Special Matters Related to [*]	SA-10
LA-1701714	Special Matters for 737-7 Aircraft	SA-14
LA-1704831	Special Matters Relating to [*]	SA-14
LA-1704362	[*]	SA-15
LA-1805016	[*]	SA-18
LA-1805303	[*]	SA-18

HAZ-PA-03791	iii	SA-22
BOEING PROPRIETARY

Enclosure 2

Table 1A

to Purchase Agreement No. PA-03791

737-8 Block A [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:			737-8	181200 pounds		Detail Specification:			D019A007-B (5/18/2012)
Engine Model/Thrust:			CFM-LEAP-1B	0 pounds		Airframe Price Base Year/Escalation Formula:			[*]	[*]
Airframe Price:				[*]		Engine Price Base Year/Escalation Formula:			[*]	[*]
Optional Features:				[*]
Sub-Total of Airframe and Features:				[*]		Airframe Escalation Data:
Engine Price (Per Aircraft):				[*]		Base Year Index (ECI):			[*]
Aircraft Basic Price (Excluding BFE/SPE):				[*]		Base Year Index (CPI):			[*]
Buyer Furnished Equipment (BFE) Estimate:				[*]
Seller Purchased Equipment (SPE) Estimate:				[*]

Refundable Deposit/Aircraft at Proposal Accept:				[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2018	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

SA-22
HAZ-PA-03791 60521, 63035	Boeing Proprietary	Page 1 of 5

Enclosure 2

Table 1A

to Purchase Agreement No. PA-03791

737-8 Block A [*] Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

SA-22
HAZ-PA-03791 60521, 63035	Boeing Proprietary	Page 2 of 5

Enclosure 2

Table 1A

to Purchase Agreement No. PA-03791

737-8 Block A [*] Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

SA-22
HAZ-PA-03791 60521, 63035	Boeing Proprietary	Page 3 of 5

Enclosure 2

Table 1A

to Purchase Agreement No. PA-03791

737-8 Block A [*] Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]

SA-22
HAZ-PA-03791 60521, 63035	Boeing Proprietary	Page 4 of 5

Enclosure 2

Table 1A

to Purchase Agreement No. PA-03791

737-8 Block A [*] Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2022			[*]			[*]	[*]	[*]	[*]	[*]
Total:	84

[*]

Manufacturer serial number is subject to change due to production changes.

SA-22
HAZ-PA-03791 60521, 63035	Boeing Proprietary	Page 5 of 5

Enclosure 3

Table 1B

to Purchase Agreement No. PA-03791

737-9 Block B [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:			737-9	194700 pounds		Detail Specification:			D019A007-B (5/18/2012)
Engine Model/Thrust:			CFM-LEAP-1B	0 pounds		Airframe Price Base Year/Escalation Formula:			[*]	[*]
Airframe Price:				[*]		Engine Price Base Year/Escalation Formula:			[*]	[*]
Optional Features:				[*]
Sub-Total of Airframe and Features:				[*]		Airframe Escalation Data:
Engine Price (Per Aircraft):				[*]		Base Year Index (ECI):			[*]
Aircraft Basic Price (Excluding BFE/SPE):				[*]		Base Year Index (CPI):			[*]
Buyer Furnished Equipment (BFE) Estimate:				[*]
Seller Purchased Equipment (SPE) Estimate:				[*]

Refundable Deposit/Aircraft at Proposal Accept:				[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2019	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

SA-22
HAZ-PA-03791 60522-1F.TXT	Boeing Proprietary	Page 1 of 2

Enclosure 3

Table 1B

to Purchase Agreement No. PA-03791

737-9 Block B [*] Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2022			[*]			[*]	[*]	[*]	[*]	[*]
Total:	20

[*]

Manufacturer serial number is subject to change due to production changes.

SA-22
HAZ-PA-03791 60522-1F.TXT	Boeing Proprietary	Page 2 of 2

Enclosure 4

Table 1C

to Purchase Agreement No. PA-03791

737-8 Block C [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:			737-8	181,200 pounds		Detail Specification:			D019A008-J (1/16/2015)
Engine Model/Thrust:			CFMLEAP-1B25	25,000 pounds		Airframe Price Base Year/Escalation Formula:			[*]	[*]
Airframe Price:				[*]		Engine Price Base Year/Escalation Formula:			[*]	[*]
Estimated Optional Features:				[*]
Sub-Total of Airframe and Features:				[*]		Airframe Escalation Data:
Engine Price (Per Aircraft):				[*]		Base Year Index (ECI):			[*]
Aircraft Basic Price (Excluding BFE/SPE):				[*]		Base Year Index (CPI):			[*]
Buyer Furnished Equipment (BFE) Estimate:				[*]
Seller Purchased Equipment (SPE) Estimate:				[*]

Refundable Deposit/Aircraft at Proposal Accept:				[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2019	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

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Enclosure 4

Table 1C

to Purchase Agreement No. PA-03791

737-8 Block C [*] Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2022			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	8

[*]

*  Manufacturer serial number is subject to change due to production changes.

[*]

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Enclosure 5

Table 1D

to Purchase Agreement No. PA-03791

737-8 Block D [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:			737-8	181200 pounds		Detail Specification:			D019A008-L (10/5/2015)
Engine Model/Thrust:			CFMLEAP-1B25	25000 pounds		Airframe Price Base Year/Escalation Formula:			[*]	[*]
Airframe Price:				[*]		Engine Price Base Year/Escalation Formula:			[*]	[*]
Optional Features:				[*]
Sub-Total of Airframe and Features:				[*]		Airframe Escalation Data:
Engine Price (Per Aircraft):				[*]		Base Year Index (ECI):			[*]
Aircraft Basic Price (Excluding BFE/SPE):				[*]		Base Year Index (CPI):			[*]
Buyer Furnished Equipment (BFE) Estimate:				[*]
Seller Purchased Equipment (SPE) Estimate:				[*]

Refundable Deposit/Aircraft at Proposal Accept:				[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2017	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2021	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	6

[*]

Manufacturer serial number is subject to change due to production changes.

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